UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2003

LARSCOM INCORPORATED

(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-12491	94-2362692
(Commission File No.)	(IRS Employer Identification Number)

39745 Eureka Drive
Newark, California 94560
(Address of principal executive offices)

(510) 492-0800
(Registrant’s telephone number, including area code)

1845 McCandless Drive
Milpitas, CA 95035
(408) 941-4000

(Former name or former address, if changed since last report )

Item 12. Results of Operations and Financial Condition.
SIGNATURES
Index to Exhibits
EXHIBIT 99.1

Item 12. Results of Operations and Financial Condition.

     On October 27, 2003, Larscom Incorporated issued a press release entitled “LARSCOM INCORPORATED REPORTS THIRD QUARTER 2003 RESULTS”, announcing its third quarter results for the period ended September 30, 2003 and conducted a publicly available conference call discussing those results. The text of the press release, which is attached as Exhibit 99.1, is incorporated by reference in its entirety.

     The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Larscom Incorporated, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 27, 2003		LARSCOM INCORPORATED
	By:	/s/ Donald W. Morgan

	Name:	Donald W. Morgan
	Title:	Vice President and Chief Financial Officer

Index to Exhibits

Exhibit No.	Description

99.1	Press Release issued by Larscom Incorporated on October 27, 2003.